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                                          American Century Mutual Funds, Inc.


                                                   MANAGEMENT AGREEMENT

         THIS MANAGEMENT AGREEMENT ("Agreement") is made as of the 1st day of August,  2007, by and between AMERICAN
CENTURY MUTUAL FUNDS, INC., a Maryland corporation (hereinafter called the "Company"), and AMERICAN CENTURY INVESTMENT
MANAGEMENT, INC., a Delaware corporation (hereinafter called the "Investment Manager").

         WHEREAS, a majority of those members of the Board of Directors of the Company (collectively, the "Board of
Directors", and each individually a "Director") who are not "interested persons" as defined in Investment Company Act
(hereinafter referred to as the "Independent Directors"), during its most recent annual evaluation of the terms of the
Agreement pursuant to Section 15(c) of the Investment Company Act, has approved the continuance of the Agreement as it relates to each series of shares of the Company set forth on Schedule A attached hereto (the "Funds").

         WHEREAS, the parties hereto now desire to amend and restate the Agreement to reflect the effective date of the agreement and the revised fee schedules.

         NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

1.       Investment Management Services.  The Investment Manager shall supervise the investments of each class of each
         Fund.  In such capacity, the Investment Manager shall either directly, or through the utilization of others as contemplated by Section 7 below, maintain a continuous investment program for each Fund, determine what securities shall be purchased or sold by each Fund, secure and evaluate such information as it deems proper and take whatever action is necessary or convenient to perform its functions, including the placing of purchase and sale orders.  In performing its duties hereunder, the Investment Manager will manage the portfolio of all classes of shares of a particular Fund as a single portfolio.

2.       Compliance with Laws.  All functions undertaken by the Investment Manager hereunder shall at all times conform to, and be in accordance with, any requirements imposed by:

         (a)      the Investment Company Act and any rules and regulations promulgated thereunder;

         (b)      any other applicable provisions of law;

         (c)      the Articles of Incorporation of the Company as amended from time to time;

         (d)      the Bylaws of the Company as amended from time to time;

         (e)      the Multiple Class Plan; and

         (f)      the registration statement(s) of the Company, as amended from time to time, filed under the Securities
                  Act of 1933 and the Investment Company Act.

3.       Board Supervision.  All of the functions undertaken by the Investment Manager hereunder shall at all times be subject to the direction of the Board of Directors, its executive committee, or any committee or officers of the
         Company acting under the authority of the Board of Directors.

4.       Payment of Expenses.  The Investment Manager will pay all of the expenses of each class of each Fund, other than interest, taxes, brokerage commissions, extraordinary expenses, the fees and expenses of the Independent
         Directors (including counsel fees), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act.
         The Investment Manager will provide the Company with all physical facilities and personnel required to carry on the business of each class of each Fund that it shall manage, including but not limited to office space, office furniture, fixtures and equipment, office supplies, computer hardware and software and salaried and hourly paid personnel.  The Investment Manager may at its expense employ others to provide all or any part of such facilities and personnel.

5.       Account Fees.  The Company, by resolution of the Board of Directors, including a majority of the Independent
         Directors, may from time to time authorize the imposition of a fee as a direct charge against shareholder accounts of any class of one or more of the Funds, such fee to be retained by the Company or to be paid to the
         Investment Manager to defray expenses which would otherwise be paid by the Investment Manager in accordance with the provisions of paragraph 4 of this Agreement.  At least sixty days prior written notice of the intent to impose such fee must be given to the shareholders of the affected Fund or Fund class.

6.       Management Fees.

         (a)      In consideration of the services provided by the Investment Manager, each class of each Fund shall pay to the Investment Manager a management fee that is calculated as described in this Section 6 using the fee schedules set forth on Schedule A.

         (b)      Definitions

                  (1)      An "Investment Team" is the Portfolio Managers that the Investment Manager has designated to manage a given portfolio.

                  (2)      An "Investment Strategy" is the processes and policies implemented by the Investment Manager for pursuing a particular investment objective managed by an Investment Team.

                  (3)      A "Primary Strategy Portfolio" is each Fund, as well as any other series of any other registered investment company for which the Investment Manager, or an affiliated investment advisor, serves as the investment manager and for which American Century Investment Services,
                           Inc. serves as the distributor.

                  (4)      A "Secondary Strategy Portfolio" of a Fund is another account managed by the Investment Manager that is managed by the same Investment Team but is not a Primary Strategy Portfolio.

                  (5)      The "Secondary Strategy Share Ratio" of a Fund is calculated by dividing the net assets of the
                           Fund by the sum of the Primary Strategy Portfolios that share a common Investment Strategy.

                  (6)      The "Secondary Strategy Assets" of a Fund is the sum of the net assets of the Fund's Secondary
                           Strategy Portfolios multiplied by the Fund's Secondary Strategy Share Ratio.

                  (7)      The "Investment Strategy Assets" of a Fund is the sum of the net assets of the Fund and the
                           Fund's Secondary Strategy Assets.

                  (8)      The "Per Annum Fee Dollar Amount" is the dollar amount resulting from applying the applicable
                           Fee Schedule for a class of a Fund using the Investment Strategy Assets.

                  (9)      The "Per Annum Fee Rate" for a class of a Fund is the percentage rate that results from dividing the Per Annum Fee Dollar Amount for the class of a Fund by the Investment Strategy
                           Assets of the Fund.

         (c)      Daily Management Fee Calculation. For each calendar day, each class of each Fund shall accrue a fee calculated by multiplying the Per Annum Fee Rate for that class by the net assets of the class on that day, and further dividing that product by 365 (366 in leap years).

         (d)      Monthly Management Fee Payment. On the first business day of each month, each class of each Fund shall pay the management fee to the Investment Manager for the previous month.  The fee for the previous month shall be the sum of the Daily Management Fee Calculations for each calendar day in the previous month.

         (e)      Additional Series or Classes. In the event that the Board of Directors shall determine to issue any additional series or classes of shares for which it is proposed that the Investment Manager serve as investment manager, the Company and the Investment Manager may enter into an Addendum to this Agreement setting forth the name of the series and/or class, the Fee Schedule for each and such other terms and conditions as are applicable to the management of such series and/or classes, or, in the alternative, enter into a separate management agreement that relates specifically to such series and/or classes of shares.

7.       Subcontracts.  In rendering the services to be provided pursuant to this Agreement, the Investment Manager may, from time to time, engage or associate itself with such persons or entities as it determines is necessary or convenient in its sole discretion and may contract with such persons or entities to obtain information, investment advisory and management services, or such other services as the Investment Manager deems appropriate.
         Any fees, compensation or expenses to be paid to any such person or entity shall be paid by the Investment
         Manager, and no obligation to such person or entity shall be incurred on behalf of the Company.  Any arrangement entered into pursuant to this paragraph shall, to the extent required by law, be subject to the approval of the
         Board of Directors, including a majority of the Independent Directors, and the shareholders of the Company.

8.       Continuation of Agreement.  This Agreement shall become effective for each Fund as of the date first set forth above and shall continue in effect for each Fund until August 1, 2008, unless sooner terminated as hereinafter provided, and shall continue in effect from year to year thereafter for each Fund only as long as such continuance is specifically approved at least annually (i) by either the Board of Directors or by the vote of a majority of the outstanding voting securities of such Fund, and (ii) by the vote of a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than 90 days prior to
         August 1st of each applicable year, notwithstanding the fact that more than 365 days may have elapsed since the date on which such approval was last given.

9.       Termination.  This Agreement may be terminated, with respect to any Fund, by the Investment Manager at any time without penalty upon giving the Company 60 day' written notice, and may be terminated, with respect to any
         Fund, at any time without penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of each class of each Fund on 60 days' written notice to the Investment Manager.

10.      Effect of Assignment.  This Agreement shall automatically terminate with respect to any Fund in the event of its assignment by the Investment Manager.  The term "assignment" for this purpose having the meaning  defined in
         Section 2(a)(4) of the Investment Company Act.

11.      Other Activities.  Nothing herein shall be deemed to limit or restrict the right of the Investment Manager, or the right of any of its officers, directors or employees (who may also be a director, officer or employee of the
         Company), to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

12.      Standard of Care.  In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of the Investment Manager, it, as an inducement to it to enter into this Agreement, shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

13.      Separate Agreement.  The parties hereto acknowledge that certain provisions of the Investment Company Act, in effect, treat each series of shares of an investment company as a separate investment company.  Accordingly, the parties hereto hereby acknowledge and agree that, to the extent deemed appropriate and consistent with the
         Investment Company Act, this Agreement shall be deemed to constitute a separate agreement between the Investment
         Manager and each Fund.

14.      Use of the Name "American Century".  The name "American Century" and all rights to the use of the name "American
         Century" are the exclusive property of American Century Proprietary Holdings, Inc. ("ACPH").  ACPH has consented to, and granted a non-exclusive license for, the use by the Company of the name "American Century" in the name of the Company and any Fund.  Such consent and non-exclusive license may be revoked by ACPH in its discretion if
         ACPH, the Investment Manager, or a subsidiary or affiliate of either of them is not employed as the investment adviser of each Fund.  In the event of such revocation, the Company and each Fund using the name "American
         Century" shall cease using the name "American Century" unless otherwise consented to by ACPH or any successor to its interest in such name.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.



American Century Investment Management, Inc.                 American Century Mutual Funds, Inc.

Otis H. Cowan                                                Maryanne L. Roepke
Vice President                                               Senior Vice President

---------------------------------------------------------------------------------------------------------------------------


American Century Mutual Funds, Inc.                                                       Schedule A: Fee Schedules


                                                        Schedule A

                                  Effective from August 1, 2007 through September 3, 2007

                                                       Fee Schedules
==================== =============== ====================================================================================
                     Investment
                     Strategy
Series               Assets                                         Fee Schedule by Class
==================== =============== ------------------------------------------------------------------------------------
==================== =============== ----------- ------------ ----------- ---------- ----------- ---------- -------------
                                      Investor   Institu-tionalAdvisor        A          B           C           R
==================== =============== =========== ============ =========== ========== =========== ========== =============
==================== =============== =========== ============ =========== ========== =========== ========== =============
Ultra Fund           First $2.5        1.000%      0.800%       0.750%       n/a        n/a       1.000%       1.000%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5         0.995%      0.795%       0.745%       n/a        n/a       0.995%       0.995%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.980%      0.780%       0.730%       n/a        n/a       0.980%       0.980%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.970%      0.770%       0.720%       n/a        n/a       0.970%       0.970%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.960%      0.760%       0.710%       n/a        n/a       0.960%       0.960%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.950%      0.750%       0.700%       n/a        n/a       0.950%       0.950%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.940%      0.740%       0.690%       n/a        n/a       0.940%       0.940%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.930%      0.730%       0.680%       n/a        n/a       0.930%       0.930%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.920%      0.720%       0.670%       n/a        n/a       0.920%       0.920%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.910%      0.710%       0.660%       n/a        n/a       0.910%       0.910%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion           0.900%      0.700%       0.650%       n/a        n/a       0.900%       0.900%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30          0.800%      0.600%       0.550%       n/a        n/a       0.800%       0.800%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Vista Fund           All Assets        1.000%      0.800%       0.750%       n/a        n/a       1.000%       1.000%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Heritage Fund        All Assets        1.000%      0.800%       0.750%       n/a        n/a       1.000%        n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Giftrust Fund        All Assets        1.000%        n/a         n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
New Opportunities    First $250        1.500%        n/a         n/a         n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
  Fund               Next $250         1.250%        n/a         n/a         n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $250         1.150%        n/a         n/a         n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $750         1.100%        n/a         n/a         n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Growth Fund          First $2.5        1.000%      0.800%       0.750%       n/a        n/a       1.000%       1.000%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5         0.995%      0.795%       0.745%       n/a        n/a       0.995%       0.995%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.980%      0.780%       0.730%       n/a        n/a       0.980%       0.980%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.970%      0.770%       0.720%       n/a        n/a       0.970%       0.970%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.960%      0.760%       0.710%       n/a        n/a       0.960%       0.960%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.950%      0.750%       0.700%       n/a        n/a       0.950%       0.950%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.940%      0.740%       0.690%       n/a        n/a       0.940%       0.940%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.930%      0.730%       0.680%       n/a        n/a       0.930%       0.930%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.920%      0.720%       0.670%       n/a        n/a       0.920%       0.920%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.910%      0.710%       0.660%       n/a        n/a       0.910%       0.910%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion           0.900%      0.700%       0.650%       n/a        n/a       0.900%       0.900%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30          0.800%      0.600%       0.550%       n/a        n/a       0.800%       0.800%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Select Fund          First $2.5        1.000%      0.800%       0.750%     1.000%      1.000%     1.000%       1.000%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5         0.995%      0.795%       0.745%     0.995%      0.995%     0.995%       0.995%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.980%      0.780%       0.730%     0.980%      0.980%     0.980%       0.980%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.970%      0.770%       0.720%     0.970%      0.970%     0.970%       0.970%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.960%      0.760%       0.710%     0.960%      0.960%     0.960%       0.960%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.950%      0.750%       0.700%     0.950%      0.950%     0.950%       0.950%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.940%      0.740%       0.690%     0.940%      0.940%     0.940%       0.940%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.930%      0.730%       0.680%     0.930%      0.930%     0.930%       0.930%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.920%      0.720%       0.670%     0.920%      0.920%     0.920%       0.920%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.910%      0.710%       0.660%     0.910%      0.910%     0.910%       0.910%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion           0.900%      0.700%       0.650%     0.900%      0.900%     0.900%       0.900%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30          0.800%      0.600%       0.550%     0.800%      0.800%     0.800%       0.800%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Capital Growth Fund  First $2.5        1.000%      0.800%        n/a       1.000%      1.000%     1.000%       1.000%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5         0.995%      0.795%        n/a       0.995%      0.995%     0.995%       0.995%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.980%      0.780%        n/a       0.980%      0.980%     0.980%       0.980%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.970%      0.770%        n/a       0.970%      0.970%     0.970%       0.970%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.960%      0.760%        n/a       0.960%      0.960%     0.960%       0.960%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.950%      0.750%        n/a       0.950%      0.950%     0.950%       0.950%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.940%      0.740%        n/a       0.940%      0.940%     0.940%       0.940%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.930%      0.730%        n/a       0.930%      0.930%     0.930%       0.930%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.920%      0.720%        n/a       0.920%      0.920%     0.920%       0.920%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.910%      0.710%        n/a       0.910%      0.910%     0.910%       0.910%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion           0.900%      0.700%        n/a       0.900%      0.900%     0.900%       0.900%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30          0.800%      0.600%        n/a       0.800%      0.800%     0.800%       0.800%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
New Opportunities    First $250        1.500%      1.300%        n/a       1.500%      1.500%     1.500%        n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
 II Fund             Next $250         1.250%      1.050%        n/a       1.250%      1.250%     1.250%        n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $250         1.150%      0.950%        n/a       1.150%      1.150%     1.150%        n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $750         1.100%      0.900%        n/a       1.100%      1.100%     1.100%        n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Veedot Fund          First $500        1.250%      1.050%        n/a         n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $500         1.100%      0.900%        n/a         n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $1           1.000%      0.800%        n/a         n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Balanced Fund        First $1          0.900%      0.700%       0.650%       n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $1billion    0.800%      0.600%       0.550%       n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Capital Value Fund   First $500        1.100%      0.900%       0.850%       n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $500         1.000%      0.800%       0.750%       n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $1           0.900%      0.700%       0.650%       n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Fundamental Equity   First $2.5        1.000%      0.800%        n/a       1.000%      1.000%     1.000%       1.000%
Fund                 billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5         0.995%      0.795%        n/a       0.995%      0.995%     0.995%       0.995%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.980%      0.780%        n/a       0.980%      0.980%     0.980%       0.980%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.970%      0.770%        n/a       0.970%      0.970%     0.970%       0.970%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.960%      0.760%        n/a       0.960%      0.960%     0.960%       0.960%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.950%      0.750%        n/a       0.950%      0.950%     0.950%       0.950%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.940%      0.740%        n/a       0.940%      0.940%     0.940%       0.940%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.930%      0.730%        n/a       0.930%      0.930%     0.930%       0.930%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.920%      0.720%        n/a       0.920%      0.920%     0.920%       0.920%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.910%      0.710%        n/a       0.910%      0.910%     0.910%       0.910%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion           0.900%      0.700%        n/a       0.900%      0.900%     0.900%       0.900%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30          0.800%      0.600%        n/a       0.800%      0.800%     0.800%       0.800%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Focused Growth Fund  First $2.5        1.000%        n/a         n/a         n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5         0.995%        n/a         n/a         n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.980%        n/a         n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.970%        n/a         n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.960%        n/a         n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.950%        n/a         n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.940%        n/a         n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.930%        n/a         n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.920%        n/a         n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.910%        n/a         n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion           0.900%        n/a         n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30          0.800%        n/a         n/a         n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
NT Growth Fund       First $2.5         n/a        0.800%        n/a         n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5          n/a        0.795%        n/a         n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.780%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.770%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.760%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.750%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.740%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.730%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.720%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.710%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion            n/a        0.700%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30           n/a        0.600%        n/a         n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
NT Vista Fund        All Assets         n/a        0.800%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Small Cap Growth     First $1          1.300%      1.100%        n/a       1.300%      1.300%     1.300%       1.300%
Fund                 billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $1           1.100%      0.900%        n/a       1.100%      1.100%     1.100%       1.100%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Mid Cap Growth Fund  First $500        1.050%      0.850%        n/a       1.050%      1.050%     1.050%       1.050%
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $500         1.000%      0.800%        n/a       1.000%      1.000%     1.000%       1.000%
                     million
==================== =============== =========== ============ =========== ========== =========== ========== =============


                                                        Schedule A

                                Effective from September 4, 2007 through September 27, 2007

                                                       Fee Schedules
==================== =============== ====================================================================================
Series               Investment                                     Fee Schedule by Class
                     Strategy
                     Assets
==================== =============== ------------------------------------------------------------------------------------
==================== =============== ----------- ------------ ----------- ---------- ----------- ---------- -------------
                                      Investor   Institu-tionalAdvisor        A          B           C           R
==================== =============== =========== ============ =========== ========== =========== ========== =============
==================== =============== =========== ============ =========== ========== =========== ========== =============
Ultra Fund           First $2.5        1.000%      0.800%        n/a       1.000%       n/a       1.000%       1.000%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5         0.995%      0.795%        n/a       0.995%       n/a       0.995%       0.995%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.980%      0.780%        n/a       0.980%       n/a       0.980%       0.980%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.970%      0.770%        n/a       0.970%       n/a       0.970%       0.970%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.960%      0.760%        n/a       0.960%       n/a       0.960%       0.960%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.950%      0.750%        n/a       0.950%       n/a       0.950%       0.950%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.940%      0.740%        n/a       0.940%       n/a       0.940%       0.940%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.930%      0.730%        n/a       0.930%       n/a       0.930%       0.930%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.920%      0.720%        n/a       0.920%       n/a       0.920%       0.920%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.910%      0.710%        n/a       0.910%       n/a       0.910%       0.910%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion           0.900%      0.700%        n/a       0.900%       n/a       0.900%       0.900%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30          0.800%      0.600%        n/a       0.800%       n/a       0.800%       0.800%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Vista Fund           All Assets        1.000%      0.800%       1.000%       n/a        n/a       1.000%       1.000%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Heritage Fund        All Assets        1.000%      0.800%        n/a       1.000%       n/a       1.000%        n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Giftrust Fund        All Assets        1.000%        n/a         n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
New Opportunities    First $250        1.500%        n/a         n/a         n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
  Fund               Next $250         1.250%        n/a         n/a         n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $250         1.150%        n/a         n/a         n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $750         1.100%        n/a         n/a         n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Growth Fund          First $2.5        1.000%      0.800%       0.750%       n/a        n/a       1.000%       1.000%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5         0.995%      0.795%       0.745%       n/a        n/a       0.995%       0.995%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.980%      0.780%       0.730%       n/a        n/a       0.980%       0.980%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.970%      0.770%       0.720%       n/a        n/a       0.970%       0.970%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.960%      0.760%       0.710%       n/a        n/a       0.960%       0.960%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.950%      0.750%       0.700%       n/a        n/a       0.950%       0.950%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.940%      0.740%       0.690%       n/a        n/a       0.940%       0.940%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.930%      0.730%       0.680%       n/a        n/a       0.930%       0.930%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.920%      0.720%       0.670%       n/a        n/a       0.920%       0.920%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.910%      0.710%       0.660%       n/a        n/a       0.910%       0.910%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion           0.900%      0.700%       0.650%       n/a        n/a       0.900%       0.900%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30          0.800%      0.600%       0.550%       n/a        n/a       0.800%       0.800%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Select Fund          First $2.5        1.000%      0.800%        n/a       1.000%      1.000%     1.000%       1.000%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5         0.995%      0.795%        n/a       0.995%      0.995%     0.995%       0.995%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.980%      0.780%        n/a       0.980%      0.980%     0.980%       0.980%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.970%      0.770%        n/a       0.970%      0.970%     0.970%       0.970%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.960%      0.760%        n/a       0.960%      0.960%     0.960%       0.960%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.950%      0.750%        n/a       0.950%      0.950%     0.950%       0.950%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.940%      0.740%        n/a       0.940%      0.940%     0.940%       0.940%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.930%      0.730%        n/a       0.930%      0.930%     0.930%       0.930%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.920%      0.720%        n/a       0.920%      0.920%     0.920%       0.920%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.910%      0.710%        n/a       0.910%      0.910%     0.910%       0.910%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion           0.900%      0.700%        n/a       0.900%      0.900%     0.900%       0.900%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30          0.800%      0.600%        n/a       0.800%      0.800%     0.800%       0.800%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Capital Growth Fund  First $2.5        1.000%      0.800%        n/a       1.000%      1.000%     1.000%       1.000%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5         0.995%      0.795%        n/a       0.995%      0.995%     0.995%       0.995%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.980%      0.780%        n/a       0.980%      0.980%     0.980%       0.980%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.970%      0.770%        n/a       0.970%      0.970%     0.970%       0.970%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.960%      0.760%        n/a       0.960%      0.960%     0.960%       0.960%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.950%      0.750%        n/a       0.950%      0.950%     0.950%       0.950%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.940%      0.740%        n/a       0.940%      0.940%     0.940%       0.940%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.930%      0.730%        n/a       0.930%      0.930%     0.930%       0.930%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.920%      0.720%        n/a       0.920%      0.920%     0.920%       0.920%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.910%      0.710%        n/a       0.910%      0.910%     0.910%       0.910%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion           0.900%      0.700%        n/a       0.900%      0.900%     0.900%       0.900%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30          0.800%      0.600%        n/a       0.800%      0.800%     0.800%       0.800%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
New Opportunities    First $250        1.500%      1.300%        n/a       1.500%      1.500%     1.500%        n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
 II Fund             Next $250         1.250%      1.050%        n/a       1.250%      1.250%     1.250%        n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $250         1.150%      0.950%        n/a       1.150%      1.150%     1.150%        n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $750         1.100%      0.900%        n/a       1.100%      1.100%     1.100%        n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Veedot Fund          First $500        1.250%      1.050%        n/a         n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $500         1.100%      0.900%        n/a         n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $1           1.000%      0.800%        n/a         n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Balanced Fund        First $1          0.900%      0.700%       0.900%       n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $1billion    0.800%      0.600%       0.800%       n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Capital Value Fund   First $500        1.100%      0.900%       0.850%       n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $500         1.000%      0.800%       0.750%       n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $1           0.900%      0.700%       0.650%       n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Fundamental Equity   First $2.5        1.000%      0.800%        n/a       1.000%      1.000%     1.000%       1.000%
Fund                 billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5         0.995%      0.795%        n/a       0.995%      0.995%     0.995%       0.995%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.980%      0.780%        n/a       0.980%      0.980%     0.980%       0.980%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.970%      0.770%        n/a       0.970%      0.970%     0.970%       0.970%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.960%      0.760%        n/a       0.960%      0.960%     0.960%       0.960%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.950%      0.750%        n/a       0.950%      0.950%     0.950%       0.950%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.940%      0.740%        n/a       0.940%      0.940%     0.940%       0.940%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.930%      0.730%        n/a       0.930%      0.930%     0.930%       0.930%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.920%      0.720%        n/a       0.920%      0.920%     0.920%       0.920%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.910%      0.710%        n/a       0.910%      0.910%     0.910%       0.910%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion           0.900%      0.700%        n/a       0.900%      0.900%     0.900%       0.900%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30          0.800%      0.600%        n/a       0.800%      0.800%     0.800%       0.800%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Focused Growth Fund  First $2.5        1.000%        n/a         n/a         n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5         0.995%        n/a         n/a         n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.980%        n/a         n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.970%        n/a         n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.960%        n/a         n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.950%        n/a         n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.940%        n/a         n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.930%        n/a         n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.920%        n/a         n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.910%        n/a         n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion           0.900%        n/a         n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30          0.800%        n/a         n/a         n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
NT Growth Fund       First $2.5         n/a        0.800%        n/a         n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5          n/a        0.795%        n/a         n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.780%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.770%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.760%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.750%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5          n/a        0.740%        n/a         n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5          n/a        0.730%        n/a         n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.720%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.710%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion            n/a        0.700%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30           n/a        0.600%        n/a         n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
NT Vista Fund        All Assets         n/a        0.800%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Small Cap Growth     First $1          1.300%      1.100%        n/a       1.300%      1.300%     1.300%       1.300%
Fund                 billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $1           1.100%      0.900%        n/a       1.100%      1.100%     1.100%       1.100%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Mid Cap Growth Fund  First $500        1.050%      0.850%        n/a       1.050%      1.050%     1.050%       1.050%
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $500         1.000%      0.800%        n/a       1.000%      1.000%     1.000%       1.000%
                     million
==================== =============== =========== ============ =========== ========== =========== ========== =============



                                                        Schedule A

                                Effective from September 28, 2007 through December 2, 2007

                                                       Fee Schedules
==================== =============== ====================================================================================
Series               Investment                                     Fee Schedule by Class
                     Strategy
                     Assets
==================== =============== ------------------------------------------------------------------------------------
==================== =============== ----------- ------------ ----------- ---------- ----------- ---------- -------------
                                      Investor   Institu-tionalAdvisor        A          B           C           R
==================== =============== =========== ============ =========== ========== =========== ========== =============
==================== =============== =========== ============ =========== ========== =========== ========== =============
Ultra Fund           First $2.5        1.000%      0.800%        n/a       1.000%      1.000%     1.000%       1.000%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5         0.995%      0.795%        n/a       0.995%      0.995%     0.995%       0.995%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.980%      0.780%        n/a       0.980%      0.980%     0.980%       0.980%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.970%      0.770%        n/a       0.970%      0.970%     0.970%       0.970%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.960%      0.760%        n/a       0.960%      0.960%     0.960%       0.960%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.950%      0.750%        n/a       0.950%      0.950%     0.950%       0.950%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.940%      0.740%        n/a       0.940%      0.940%     0.940%       0.940%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.930%      0.730%        n/a       0.930%      0.930%     0.930%       0.930%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.920%      0.720%        n/a       0.920%      0.920%     0.920%       0.920%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.910%      0.710%        n/a       0.910%      0.910%     0.910%       0.910%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion           0.900%      0.700%        n/a       0.900%      0.900%     0.900%       0.900%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30          0.800%      0.600%        n/a       0.800%      0.800%     0.800%       0.800%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Vista Fund           All Assets        1.000%      0.800%       1.000%       n/a        n/a       1.000%       1.000%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Heritage Fund        All Assets        1.000%      0.800%        n/a       1.000%      1.000%     1.000%       1.000%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Giftrust Fund        All Assets        1.000%        n/a         n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
New Opportunities    First $250        1.500%        n/a         n/a         n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
  Fund               Next $250         1.250%        n/a         n/a         n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $250         1.150%        n/a         n/a         n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $750         1.100%        n/a         n/a         n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Growth Fund          First $2.5        1.000%      0.800%       0.750%       n/a        n/a       1.000%       1.000%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5         0.995%      0.795%       0.745%       n/a        n/a       0.995%       0.995%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.980%      0.780%       0.730%       n/a        n/a       0.980%       0.980%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.970%      0.770%       0.720%       n/a        n/a       0.970%       0.970%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.960%      0.760%       0.710%       n/a        n/a       0.960%       0.960%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.950%      0.750%       0.700%       n/a        n/a       0.950%       0.950%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.940%      0.740%       0.690%       n/a        n/a       0.940%       0.940%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.930%      0.730%       0.680%       n/a        n/a       0.930%       0.930%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.920%      0.720%       0.670%       n/a        n/a       0.920%       0.920%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.910%      0.710%       0.660%       n/a        n/a       0.910%       0.910%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion           0.900%      0.700%       0.650%       n/a        n/a       0.900%       0.900%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30          0.800%      0.600%       0.550%       n/a        n/a       0.800%       0.800%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Select Fund          First $2.5        1.000%      0.800%        n/a       1.000%      1.000%     1.000%       1.000%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5         0.995%      0.795%        n/a       0.995%      0.995%     0.995%       0.995%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.980%      0.780%        n/a       0.980%      0.980%     0.980%       0.980%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.970%      0.770%        n/a       0.970%      0.970%     0.970%       0.970%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.960%      0.760%        n/a       0.960%      0.960%     0.960%       0.960%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.950%      0.750%        n/a       0.950%      0.950%     0.950%       0.950%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.940%      0.740%        n/a       0.940%      0.940%     0.940%       0.940%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.930%      0.730%        n/a       0.930%      0.930%     0.930%       0.930%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.920%      0.720%        n/a       0.920%      0.920%     0.920%       0.920%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.910%      0.710%        n/a       0.910%      0.910%     0.910%       0.910%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion           0.900%      0.700%        n/a       0.900%      0.900%     0.900%       0.900%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30          0.800%      0.600%        n/a       0.800%      0.800%     0.800%       0.800%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Capital Growth Fund  First $2.5        1.000%      0.800%        n/a       1.000%      1.000%     1.000%       1.000%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5         0.995%      0.795%        n/a       0.995%      0.995%     0.995%       0.995%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.980%      0.780%        n/a       0.980%      0.980%     0.980%       0.980%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.970%      0.770%        n/a       0.970%      0.970%     0.970%       0.970%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.960%      0.760%        n/a       0.960%      0.960%     0.960%       0.960%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.950%      0.750%        n/a       0.950%      0.950%     0.950%       0.950%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.940%      0.740%        n/a       0.940%      0.940%     0.940%       0.940%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.930%      0.730%        n/a       0.930%      0.930%     0.930%       0.930%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.920%      0.720%        n/a       0.920%      0.920%     0.920%       0.920%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.910%      0.710%        n/a       0.910%      0.910%     0.910%       0.910%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion           0.900%      0.700%        n/a       0.900%      0.900%     0.900%       0.900%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30          0.800%      0.600%        n/a       0.800%      0.800%     0.800%       0.800%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
New Opportunities    First $250        1.500%      1.300%        n/a       1.500%      1.500%     1.500%       1.500%
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
 II Fund             Next $250         1.250%      1.050%        n/a       1.250%      1.250%     1.250%       1.250%
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $250         1.150%      0.950%        n/a       1.150%      1.150%     1.150%       1.150%
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $750         1.100%      0.900%        n/a       1.100%      1.100%     1.100%       1.100%
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Veedot Fund          First $500        1.250%      1.050%        n/a         n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $500         1.100%      0.900%        n/a         n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $1           1.000%      0.800%        n/a         n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Balanced Fund        First $1          0.900%      0.700%       0.900%       n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $1billion    0.800%      0.600%       0.800%       n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Capital Value Fund   First $500        1.100%      0.900%       0.850%       n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $500         1.000%      0.800%       0.750%       n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $1           0.900%      0.700%       0.650%       n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Fundamental Equity   First $2.5        1.000%      0.800%        n/a       1.000%      1.000%     1.000%       1.000%
Fund                 billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5         0.995%      0.795%        n/a       0.995%      0.995%     0.995%       0.995%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.980%      0.780%        n/a       0.980%      0.980%     0.980%       0.980%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.970%      0.770%        n/a       0.970%      0.970%     0.970%       0.970%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.960%      0.760%        n/a       0.960%      0.960%     0.960%       0.960%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.950%      0.750%        n/a       0.950%      0.950%     0.950%       0.950%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.940%      0.740%        n/a       0.940%      0.940%     0.940%       0.940%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.930%      0.730%        n/a       0.930%      0.930%     0.930%       0.930%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.920%      0.720%        n/a       0.920%      0.920%     0.920%       0.920%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.910%      0.710%        n/a       0.910%      0.910%     0.910%       0.910%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion           0.900%      0.700%        n/a       0.900%      0.900%     0.900%       0.900%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30          0.800%      0.600%        n/a       0.800%      0.800%     0.800%       0.800%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Focused Growth Fund  First $2.5        1.000%      0.800%        n/a       1.000%      1.000%     1.000%       1.000%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5         0.995%      0.795%        n/a       0.995%      0.995%     0.995%       0.995%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.980%      0.780%        n/a       0.980%      0.980%     0.980%       0.980%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.970%      0.770%        n/a       0.970%      0.970%     0.970%       0.970%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.960%      0.760%        n/a       0.960%      0.960%     0.960%       0.960%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.950%      0.750%        n/a       0.950%      0.950%     0.950%       0.950%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.940%      0.740%        n/a       0.940%      0.940%     0.940%       0.940%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.930%      0.730%        n/a       0.930%      0.930%     0.930%       0.930%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.920%      0.720%        n/a       0.920%      0.920%     0.920%       0.920%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.910%      0.710%        n/a       0.910%      0.910%     0.910%       0.910%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion           0.900%      0.700%        n/a       0.900%      0.900%     0.900%       0.900%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30          0.800%      0.600%        n/a       0.800%      0.800%     0.800%       0.800%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
NT Growth Fund       First $2.5         n/a        0.800%        n/a         n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5          n/a        0.795%        n/a         n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.780%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.770%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.760%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.750%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.740%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.730%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.720%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.710%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion            n/a        0.700%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30           n/a        0.600%        n/a         n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
NT Vista Fund        All Assets         n/a        0.800%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Small Cap Growth     First $1          1.300%      1.100%        n/a       1.300%      1.300%     1.300%       1.300%
Fund                 billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $1           1.100%      0.900%        n/a       1.100%      1.100%     1.100%       1.100%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Mid Cap Growth Fund  First $500        1.050%      0.850%        n/a       1.050%      1.050%     1.050%       1.050%
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $500         1.000%      0.800%        n/a       1.000%      1.000%     1.000%       1.000%
                     million
==================== =============== =========== ============ =========== ========== =========== ========== =============


                                                        Schedule A

                                   Effective from December 3, 2007 through July 31, 2008

                                                       Fee Schedules
==================== =============== ====================================================================================
Series               Investment                                     Fee Schedule by Class
                     Strategy
                     Assets
==================== =============== ------------------------------------------------------------------------------------
==================== =============== ----------- ------------ ----------- ---------- ----------- ---------- -------------
                                      Investor   Institu-tionalAdvisor        A          B           C           R
==================== =============== =========== ============ =========== ========== =========== ========== =============
==================== =============== =========== ============ =========== ========== =========== ========== =============
Ultra Fund           First $2.5        1.000%      0.800%        n/a       1.000%      1.000%     1.000%       1.000%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5         0.995%      0.795%        n/a       0.995%      0.995%     0.995%       0.995%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.980%      0.780%        n/a       0.980%      0.980%     0.980%       0.980%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.970%      0.770%        n/a       0.970%      0.970%     0.970%       0.970%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.960%      0.760%        n/a       0.960%      0.960%     0.960%       0.960%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.950%      0.750%        n/a       0.950%      0.950%     0.950%       0.950%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.940%      0.740%        n/a       0.940%      0.940%     0.940%       0.940%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.930%      0.730%        n/a       0.930%      0.930%     0.930%       0.930%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.920%      0.720%        n/a       0.920%      0.920%     0.920%       0.920%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.910%      0.710%        n/a       0.910%      0.910%     0.910%       0.910%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion           0.900%      0.700%        n/a       0.900%      0.900%     0.900%       0.900%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30          0.800%      0.600%        n/a       0.800%      0.800%     0.800%       0.800%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Vista Fund           All Assets        1.000%      0.800%       1.000%       n/a        n/a         n/a        1.000%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Heritage Fund        All Assets        1.000%      0.800%        n/a       1.000%      1.000%     1.000%       1.000%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Giftrust Fund        All Assets        1.000%        n/a         n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
New Opportunities    First $250        1.500%        n/a         n/a         n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
  Fund               Next $250         1.250%        n/a         n/a         n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $250         1.150%        n/a         n/a         n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $750         1.100%        n/a         n/a         n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Growth Fund          First $2.5        1.000%      0.800%       1.000%       n/a        n/a         n/a        1.000%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5         0.995%      0.795%       0.995%       n/a        n/a         n/a        0.995%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.980%      0.780%       0.980%       n/a        n/a         n/a        0.980%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.970%      0.770%       0.970%       n/a        n/a         n/a        0.970%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.960%      0.760%       0.960%       n/a        n/a         n/a        0.960%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.950%      0.750%       0.950%       n/a        n/a         n/a        0.950%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.940%      0.740%       0.940%       n/a        n/a         n/a        0.940%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.930%      0.730%       0.930%       n/a        n/a         n/a        0.930%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.920%      0.720%       0.920%       n/a        n/a         n/a        0.920%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.910%      0.710%       0.910%       n/a        n/a         n/a        0.910%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion           0.900%      0.700%       0.900%       n/a        n/a         n/a        0.900%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30          0.800%      0.600%       0.800%       n/a        n/a         n/a        0.800%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Select Fund          First $2.5        1.000%      0.800%        n/a       1.000%      1.000%     1.000%       1.000%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5         0.995%      0.795%        n/a       0.995%      0.995%     0.995%       0.995%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.980%      0.780%        n/a       0.980%      0.980%     0.980%       0.980%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.970%      0.770%        n/a       0.970%      0.970%     0.970%       0.970%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.960%      0.760%        n/a       0.960%      0.960%     0.960%       0.960%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.950%      0.750%        n/a       0.950%      0.950%     0.950%       0.950%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.940%      0.740%        n/a       0.940%      0.940%     0.940%       0.940%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.930%      0.730%        n/a       0.930%      0.930%     0.930%       0.930%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.920%      0.720%        n/a       0.920%      0.920%     0.920%       0.920%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.910%      0.710%        n/a       0.910%      0.910%     0.910%       0.910%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion           0.900%      0.700%        n/a       0.900%      0.900%     0.900%       0.900%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30          0.800%      0.600%        n/a       0.800%      0.800%     0.800%       0.800%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Capital Growth Fund  First $2.5        1.000%      0.800%        n/a       1.000%      1.000%     1.000%       1.000%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5         0.995%      0.795%        n/a       0.995%      0.995%     0.995%       0.995%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.980%      0.780%        n/a       0.980%      0.980%     0.980%       0.980%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.970%      0.770%        n/a       0.970%      0.970%     0.970%       0.970%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.960%      0.760%        n/a       0.960%      0.960%     0.960%       0.960%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.950%      0.750%        n/a       0.950%      0.950%     0.950%       0.950%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.940%      0.740%        n/a       0.940%      0.940%     0.940%       0.940%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.930%      0.730%        n/a       0.930%      0.930%     0.930%       0.930%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.920%      0.720%        n/a       0.920%      0.920%     0.920%       0.920%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.910%      0.710%        n/a       0.910%      0.910%     0.910%       0.910%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion           0.900%      0.700%        n/a       0.900%      0.900%     0.900%       0.900%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30          0.800%      0.600%        n/a       0.800%      0.800%     0.800%       0.800%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
New Opportunities    First $250        1.500%      1.300%        n/a       1.500%      1.500%     1.500%       1.500%
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
 II Fund             Next $250         1.250%      1.050%        n/a       1.250%      1.250%     1.250%       1.250%
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $250         1.150%      0.950%        n/a       1.150%      1.150%     1.150%       1.150%
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $750         1.100%      0.900%        n/a       1.100%      1.100%     1.100%       1.100%
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Veedot Fund          First $500        1.250%      1.050%        n/a         n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $500         1.100%      0.900%        n/a         n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $1           1.000%      0.800%        n/a         n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Balanced Fund        First $1          0.900%      0.700%        n/a         n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $1billion    0.800%      0.600%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Capital Value Fund   First $500        1.100%      0.900%       1.100%       n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $500         1.000%      0.800%       1.000%       n/a        n/a         n/a         n/a
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $1           0.900%      0.700%       0.900%       n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Fundamental Equity   First $2.5        1.000%      0.800%        n/a       1.000%      1.000%     1.000%       1.000%
Fund                 billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5         0.995%      0.795%        n/a       0.995%      0.995%     0.995%       0.995%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.980%      0.780%        n/a       0.980%      0.980%     0.980%       0.980%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.970%      0.770%        n/a       0.970%      0.970%     0.970%       0.970%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.960%      0.760%        n/a       0.960%      0.960%     0.960%       0.960%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.950%      0.750%        n/a       0.950%      0.950%     0.950%       0.950%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.940%      0.740%        n/a       0.940%      0.940%     0.940%       0.940%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.930%      0.730%        n/a       0.930%      0.930%     0.930%       0.930%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.920%      0.720%        n/a       0.920%      0.920%     0.920%       0.920%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.910%      0.710%        n/a       0.910%      0.910%     0.910%       0.910%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion           0.900%      0.700%        n/a       0.900%      0.900%     0.900%       0.900%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30          0.800%      0.600%        n/a       0.800%      0.800%     0.800%       0.800%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Focused Growth Fund  First $2.5        1.000%      0.800%        n/a       1.000%      1.000%     1.000%       1.000%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5         0.995%      0.795%        n/a       0.995%      0.995%     0.995%       0.995%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.980%      0.780%        n/a       0.980%      0.980%     0.980%       0.980%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.970%      0.770%        n/a       0.970%      0.970%     0.970%       0.970%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.960%      0.760%        n/a       0.960%      0.960%     0.960%       0.960%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.950%      0.750%        n/a       0.950%      0.950%     0.950%       0.950%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.940%      0.740%        n/a       0.940%      0.940%     0.940%       0.940%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.930%      0.730%        n/a       0.930%      0.930%     0.930%       0.930%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.920%      0.720%        n/a       0.920%      0.920%     0.920%       0.920%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion           0.910%      0.710%        n/a       0.910%      0.910%     0.910%       0.910%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion           0.900%      0.700%        n/a       0.900%      0.900%     0.900%       0.900%
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30          0.800%      0.600%        n/a       0.800%      0.800%     0.800%       0.800%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
NT Growth Fund       First $2.5         n/a        0.800%        n/a         n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5          n/a        0.795%        n/a         n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.780%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.770%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.760%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.750%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.740%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.730%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.720%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $2.5
                     billion            n/a        0.710%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Next $5
                     billion            n/a        0.700%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $30           n/a        0.600%        n/a         n/a        n/a         n/a         n/a
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
NT Vista Fund        All Assets         n/a        0.800%        n/a         n/a        n/a         n/a         n/a
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Small Cap Growth     First $1          1.300%      1.100%        n/a       1.300%      1.300%     1.300%       1.300%
Fund                 billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $1           1.100%      0.900%        n/a       1.100%      1.100%     1.100%       1.100%
                     billion
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
Mid Cap Growth Fund  First $500        1.050%      0.850%        n/a       1.050%      1.050%     1.050%       1.050%
                     million
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
-------------------- --------------- ----------- ------------ ----------- ---------- ----------- ---------- -------------
                     Over $500         1.000%      0.800%        n/a       1.000%      1.000%     1.000%       1.000%
                     million
==================== =============== =========== ============ =========== ========== =========== ========== =============
